Final

STANDARD DEFINITIONS

Rules of Construction. In these Standard Definitions and with respect to the Transaction Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Transaction Document, the words “hereof,” “herein,” “hereunder” and similar words refer to such Transaction Document as a whole and not to any particular provisions of such Transaction Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Transaction Document are to such Transaction Document unless otherwise specified, (c) the term “documents” includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (d) the term “including” is not limiting and (except to the extent specifically provided otherwise) shall mean “including (without limitation)”, (e) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including,” the words “to” and “until” each shall mean “to but excluding,” and the word “through” shall mean “to and including” and (f) the words “may” and “might” and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person.

                    “50/50 Loan” shall mean a Time share Loan pursuant to which the Obligor has elected to make a down payment equal to at least 50% of the total purchase price of the Timeshare Property or Timeshare Properties with the remaining balance (together with interest) due within one year of the origination date, such balance to be paid either in 12 monthly amortizing installments of principal and interest or all principal and interest due in a lump sum payment on the one year anniversary of the origination of such Timeshare Loan.

                    “Account Intermediary” shall have the meaning specified in the preamble of the Indenture.

                    “ACH Form” shall mean each ACH authorization form executed by any Obligor substantially in the form attached as Exhibit C to the Sale Agreement.

                    “Act” shall have the meaning specified in Section 1.4 of the Indenture.

                    “Additional Servicing Compensation” shall mean any late fees related to late payments on the Timeshare Loans, any non-sufficient funds fees, any processing fees, any Liquidation Expenses collected by and due to the Servicer, any refunds paid by the Servicer as a result of over payments on payoffs and any unpaid out-of-pocket expenses incurred by the Servicer during the related Due Period.

                    “Affiliate” shall mean any Person: (i) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (ii) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (iii) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person; provided, however, that under no circumstances shall

Bluegreen be deemed an Affiliate of any 5% or greater shareholder of Bluegreen or any Affiliate of such shareholder who is not a Direct Affiliate (as defined below) of Bluegreen, nor shall any such shareholder be deemed to be an Affiliate of Bluegreen. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, any entity included in Bluegreen’s GAAP consolidated financial statements shall be an Affiliate of Bluegreen (a “Direct Affiliate”).

                    “Aggregate Defaulted Timeshare Loan Make-Whole Amount” shall equal the aggregate of (A) the product of (i) the Loan Balance of each Timeshare Loan that is a Defaulted Timeshare Loan at the end of the related Due Period and (ii) the Funded Rate for such Determination Date and (B) the amount of any unpaid Aggregate Defaulted Timeshare Loan Make-Whole Amounts from prior Determination Dates.

                    “Aggregate Initial Note Balance” shall mean the sum of the Initial Note Balances for all Classes of Notes.

                    “Aggregate Loan Balance” means the sum of the Loan Balances for all Timeshare Loans (other than Defaulted Timeshare Loans).

                    “Aggregate Outstanding Note Balance” is equal to the sum of the Outstanding Note Balances for all Classes of Notes.

                    “Aruba Club Loans” shall mean all timeshare loans originated by the Aruba Originator on or after January 26, 2004, each secured by Co-op Shares.

                    “Aruba Originator” shall mean Bluegreen Properties, N.V., an Aruba corporation.

                    “Assignment of Mortgage” shall mean, with respect to a Deeded Club Loan, a written assignment of one or more Mortgages from the related Originator or Seller to the Indenture Trustee, for the benefit of the Noteholders, relating to one or more Timeshare Loans in recordable form, and signed by an Authorized Officer of all necessary parties, sufficient under the laws of the jurisdiction wherein the related Timeshare Property is located to give record notice of a transfer of such Mortgage and its proceeds to the Indenture Trustee.

                    “Association” shall mean the not-for-profit corporation or cooperative association responsible for operating a Resort.

                    “Assumption Date” shall have the meaning specified in the Backup Servicing Agreement.

                    “Authorized Officer” shall mean, with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, managing member, board of managers and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors or board of managers of such corporation or limited liability company, as the case may be, to sign agreements, instruments or other documents in connection with the Indenture on behalf of such corporation, limited liability company or partnership, as the case may be.

                    “Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers, deposits or payments from (i) the Lockbox Account pursuant to the Lockbox Agreement, (ii) the Reserve Account pursuant to Section 3.2(b) of the Indenture, (iii) Bluegreen pursuant to Section 4.4 of the Indenture, (iv) the Guarantor pursuant to the Guaranty and (v) the Servicer pursuant to the Indenture, plus (B) all investment earnings on funds on deposit in the Collection Account from the prior Payment Date through and including the day immediately preceding such Payment Date, if any, less (C) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date, less (D) any Additional Servicing Compensation on deposit in the Collection Account, less (E) Misdirected Deposits, if any.

                    “Backup Servicer” shall mean Concord Servicing Corporation, an Arizona corporation, and its permitted successors and assigns.

                    “Backup Servicing Agreement” shall mean the backup servicing agreement, dated as of August 1, 2010 by and among the Issuer, the Servicer, the Backup Servicer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                    “Backup Servicing Fee” shall on each Payment Date (so long as Concord Servicing Corporation is the Backup Servicer), be equal to:

                    (A) prior to the removal or resignation of Bluegreen, as Servicer, or if a successor Servicer has been appointed by the Noteholders pursuant to Section 5.4(b) of the Indenture (that is not the Indenture Trustee), the greater of (i) $750.00 and (ii) the product of (x) $0.10 and (y) the number of Timeshare Loans in the Trust Estate at the end of the related Due Period up to 20,000 and (2)(x) $0.075 and (y) the number of Timeshare Loans in the Trust Estate at the end of the related Due Period in excess of 20,000, and

                    (B) after the removal or resignation of Bluegreen, as Servicer, and appointment of the Indenture Trustee as successor Servicer (unless and until another successor Servicer is appointed by the Noteholders pursuant to Section 5.4(b) of the Indenture), an amount equal to the product of (i) one-twelfth of 2.00% and (ii) the aggregate Loan Balance as of the first day of the related Due Period.

                    “Bankruptcy Code” shall mean the federal Bankruptcy Code, as amended (Title 11 of the United States Code).

                    “Beneficiary” shall be as defined in the Club Trust Agreement.

                    “Benefit Plan” shall mean an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to part 4 of Title I of ERISA, any “plan” as defined in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, any entity whose underlying assets are deemed to include “plan assets” of any of the foregoing under the United States Department of Labor Regulation 29 C.F.R. Section 2510.3-101 (as modified by Section 3(42) of ERISA) by reason of a direct or indirect investment by an employee benefit plan or plan in such entity or any plan that is subject to any Similar Law.

                    “Bluegreen” shall mean Bluegreen Corporation, a Massachusetts corporation, and its permitted successors and assigns.

                    “Bluegreen Club Resorts” shall mean a Resort even if Bluegreen no longer owns substantial vacation ownership interests in the Resort and includes the following resorts: Casa del Mar Beach Resort, Daytona SeaBreeze™, The Fountains (f/k/a Oasis Lakes Resort), Grande VillasTM at World Golf Village®, The Hammocks at MarathonTM Resort, Orlando’s Sunshine Resort™, Solara Surfside™ Resort, Bluegreen Club La PensionTM, Mountain Run at BoyneTM, The Falls VillageTM Resort, BG Club 36TM, The Suites at Hershey™, Carolina Grande™, Harbour LightsTM Resort, SeaGlass TowerTM, The Lodge Alley Inn™, Shore Crest Vacation VillasTM, Laurel CrestTM Resort, MountainLoftTM Resort, Shenandoah CrossingTM, Bluegreen Wilderness Traveler at ShenandoahTM, Patrick Henry SquareTM, Christmas Mountain VillageTM, Bluegreen Odyssey Dells™ and La Cabana Beach and Racquet Club.

                    “Book-Entry Note” shall mean a beneficial interest in the Notes, ownership and transfers of which shall be made through book-entries by the Depository.

                    “Business Day” shall mean any day other than (i) a Saturday, a Sunday, or (ii) a day on which banking institutions in New York City, Wilmington, Delaware, the State of Florida, the city in which the Servicer is located or the city in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

                    “Cede & Co.” shall mean the initial registered holder of the Notes, acting as nominee of The Depository Trust Company.

                    “Class” shall mean, as the context may require, any of the Class A-1 Notes or the Class A-2 Notes.

                    “Class A-1 Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.

                    “Class A-2 Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.

                    “Closing Date” shall mean September 2, 2010.

                    “Club” shall mean the multi-site timeshare plan known as Bluegreen Vacation Club.

                    “Club Loans” shall mean, collectively, the Deeded Club Loans and the Aruba Club Loans.

                    “Club Management Agreement” shall mean that certain Amended and Restated Management Agreement between the Club Managing Entity and the Club Trustee, dated as of May 18, 1994, as amended from time to time.

                    “Club Managing Entity” shall mean Bluegreen Resorts Management, Inc., a Delaware corporation, in its capacity as manager of the Club and owner of the Club’s reservation system, and its permitted successors and assigns.

                    “Club Originator” shall mean Bluegreen, in its capacity as an Originator and its permitted successors and assigns.

                    “Club Property” shall mean Timeshare Properties, Owner Beneficiary Rights and Vacation Points, and with respect to the definition of Upgrade, may also mean, as applicable, timeshare property unrelated to Timeshare Loans subject to the Lien of the Indenture.

                    “Club Trust Agreement” shall mean, collectively, that certain Bluegreen Vacation Club Trust Agreement, dated as of May 18, 1994, by and between the Developer and the Club Trustee, as amended, restated or otherwise modified from time to time, together with all other agreements, documents and instruments governing the operation of the Club.

                    “Club Trustee” shall mean Vacation Trust, Inc., a Florida corporation, in its capacity as trustee under the Club Trust Agreement, and its permitted successors and assigns.

                    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

                    “Collection Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.2(a) of the Indenture.

                    “Collection Policy” shall mean the collection policies of the initial Servicer in effect on the Closing Date attached as Exhibit K to the Indenture, as may be amended from time to time in accordance with the Indenture.

                    “Completed Unit” shall mean a Unit at a Resort which has been fully constructed and furnished, has received a valid permanent certificate of occupancy or its equivalent, is ready for occupancy and is subject to a time share declaration.

                    “Confidential Information” means information obtained by any Noteholder including, without limitation, the Preliminary Confidential Private Placement Memorandum dated August 17, 2010, the Preliminary Confidential Private Placement Memorandum dated August 30, 2010 or the Confidential Private Placement Memorandum dated August 31, 2010 related to the Notes and the Transaction Documents, that is proprietary in nature and that was clearly marked or labeled as being confidential information of the Issuer, the Servicer or their Affiliates, provided that such term does not include information that (a) was publicly known or otherwise known to the Noteholder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Noteholder or any Person acting on its behalf, (c) otherwise becomes known to the Noteholder other than through disclosure by the

Issuer, the Servicer or their Affiliates or (d) any other public disclosure authorized by the Issuer or the Servicer.

                    “Continued Errors” shall have the meaning specified in Section 5.4 of the Indenture.

                    “Co-op Shares” shall mean a share certificate issued by the timeshare cooperative association of La Cabana Resort.

                    “Corporate Trust Office” shall mean the office of the Indenture Trustee located in the State of Minnesota, which office is at the address set forth in Section 13.3 of the Indenture, or the office of the Indenture Trustee which the Indenture Trustee designates by notice to the other parties of the Transaction Documents.

                    “Credit Card Account” shall mean the deposit account (account number 898044190311) established at the Lockbox Bank, which shall be a non-interest bearing account.

                    “Credit Card Timeshare Loan” shall mean a Timeshare Loan where the Obligor makes its payments due on such Timeshare Loan with credit card payment arrangements.

                    “Credit Policy” shall mean the credit and underwriting policies of the Originators in effect on the Closing Date attached as Exhibit C to the Indenture, as may be amended from time to time.

                    “Custodial Agreement” shall mean the custodial agreement, dated as of August 1, 2010 by and among the Issuer, the Servicer, the Backup Servicer, and the Indenture Trustee and Custodian, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof providing for the custody and maintenance of the Timeshare Loan Documents relating to the Timeshare Loans.

                    “Custodian” shall mean U.S. Bank National Association, a national banking association, or its permitted successors and assigns.

                    “Custodian’s Certification” shall have the meaning specified in Section 2.2(a) of the Custodial Agreement.

                    “Custodian Fees” shall mean for each Payment Date, the fee payable by the Issuer to the Custodian in accordance with Section 2.4 of the Custodial Agreement.

                    “Cut-Off Date” shall mean, with respect to (i) the Initial Timeshare Loans, the Initial Cut-Off Date, and (ii) any Qualified Substitute Timeshare Loan, the related Subsequent Cut-Off Date.

                    “Cut-Off Date Loan Balance” shall mean the Loan Balance of a Timeshare Loan on its related Cut-Off Date.

                    “Deeded Club Loan” shall mean a Timeshare Loan originated by the Club Originator and evidenced by a Mortgage Note and secured by a first Mortgage on a fractional fee simple timeshare interest in a Unit or an undivided interest in a Resort (or a phase thereof) associated with a Unit.

                    “Default” shall mean an event which, but for the passage of time, would constitute an Event of Default under the Indenture.

                    “Defaulted Timeshare Loan” is a Timeshare Loan (i) for which, the Servicer has commenced cancellation or termination proceedings on the related Timeshare Loan after collection efforts have failed in accordance with its credit and collection policies, (ii) for which, all or part of a scheduled payment under the Timeshare Loan is more than 120 days delinquent from the due date, provided, that with respect to this clause (ii), if a Timeshare Loan is not more than 120 days delinquent as of the last day of the Due Period, it shall not be a Defaulted Timeshare Loan as of that date or (iii) that otherwise ceases to be an Eligible Timeshare Loan.

                    “Defective Timeshare Loan” shall have the meaning specified in Section 4.4 of the Indenture.

                    “Definitive Note” shall have the meaning specified in Section 2.2 of the Indenture.

                    “Depository” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company.

                    “Depository Agreement” shall mean the letter of representations dated as of the Closing Date, by and among the Issuer, the Indenture Trustee and the Depository.

                    “Depository Participant” shall mean a securities broker or dealer, bank, trust company, clearing corporation, other financial institution or other Person for whom from time to time a Depository directly or indirectly effects book-entry transfers and pledges securities deposited with the Depository.

                    “Determination Date” shall mean, with respect to any Payment Date, the day that is five Business Days prior to such Payment Date.

                    “Developer” shall mean Bluegreen Vacations Unlimited, Inc., a Florida corporation, and its permitted successors and assigns.

                    “DTC” shall mean The Depository Trust Company, and its permitted successors and assigns.

                    “Due Period” shall mean with respect to any Payment Date, the period from the 16th day of the second preceding calendar month to the 15th day of the preceding calendar month. The Due Period for the Initial Payment Date, shall be the period from and including August 16, 2010 to September 15, 2010.

                    “Eligible Bank Account” shall mean a segregated account, which may be an account maintained by the Indenture Trustee, which is either (i) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least “A” by Fitch and “A2” by Moody’s and whose short-term unsecured obligations are rated at least “A-1” by Fitch and “P-1” by Moody’s; or (ii) a trust account or similar account maintained at the corporate trust department of the Indenture Trustee (except with respect to the Lockbox Account and Credit Card Account) and held in the name of and for the benefit of the Noteholders.

                    “Eligible Investments” shall mean one or more of the following:

               (a) obligations of, or guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (b) federal funds, certificates of deposit, time deposits and bankers’ acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any state; provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of the three highest rating categories available from S&P and no lower than A2 by Moody’s; and provided, further, that the short-term obligations of such depository institution or trust company shall be rated in the highest rating category by S&P or Moody’s, as the case may be;

               (c) commercial paper or commercial paper funds (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof; provided that any such commercial paper or commercial paper funds shall be rated in the highest short-term rating category by each of S&P and Moody’s;

               (d) any no-load money market fund (including money market funds managed or advised by the Indenture Trustee or an Affiliate thereof) rated in the highest short-term rating category or equivalent highest long-term rating category by each of S&P and Moody’s; provided that, Eligible Investments purchased from funds in the Eligible Bank Accounts shall include only such obligations or securities that either may be redeemed daily or mature no later than the Business Day next preceding the next Payment Date; or

               (e) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any Affiliate of the Indenture Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment, the commercial paper or other short-term deposits of such depository institution or trust company are rated at least P-1 by Moody’s and at least A-1 by S&P;

and provided, further, that (i) no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument, and (ii) no Eligible Investment may be purchased at a price in excess of par. Eligible Investments may include those Eligible Investments with respect to which the Indenture Trustee or an Affiliate thereof provides services.

                    “Eligible Timeshare Loan” shall mean a Timeshare Loan which meets all of the criteria set forth in Schedule I of the Sale Agreement.

                    “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

                    “Errors” shall have the meaning specified in Section 5.4 of the Indenture.

                    “Event of Default” shall have the meaning specified in Section 6.1 of the Indenture.

                    “Force Majeure Delay” shall mean with respect to the Servicer, any cause or event which is beyond the control and not due to the negligence of the Servicer, which delays, prevents or prohibits such Person’s delivery of the reports required to be delivered or the performance of any other duty or obligation of the Servicer under the Indenture, as the case may be, including, without limitation, computer, electrical and mechanical failures, acts of God or the elements and fire; provided, that no such cause or event shall be deemed to be a Force Majeure Delay unless the Servicer shall have given the Indenture Trustee written notice thereof as soon as practicable after the beginning of such delay.

                    “Foreclosure Property” shall have the meaning specified in Section 5.3(a)(xiii) of the Indenture.

                    “Funded Rate” for a Determination Date shall equal the Aggregate Outstanding Note Balance on the immediately prior Payment Date (after giving effect to all distributions on such Payment Date) divided by the Aggregate Loan Balance at the end of the Due Period related to such prior Payment Date.

                    “GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

                     “Global Note” shall have the meaning specified in Section 2.2 of the Indenture.

                    “Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                    “Grant” shall mean to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

                    “Guarantor” shall mean Bluegreen Corporation and its permitted successors and assigns.

                    “Guaranty” shall mean that certain Guaranty, dated the Closing Date made by the Guarantor in favor of the Issuer and the Indenture Trustee.

                    “Highest Lawful Rate” shall have the meaning specified in Section 3 of the Sale Agreement.

                    “Indenture” shall mean the indenture, dated as of August 1, 2010, by and among the Issuer, the Club Trustee, the Servicer, the Backup Servicer, the Indenture Trustee, the Paying Agent, the Custodian and the Account Intermediary, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                    “Indenture Trustee” shall mean U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor appointed as set forth in Section 7.9 of the Indenture.

                    “Indenture Trustee Fee” shall mean for each Payment Date, the sum of (i) $875.00 and (ii) until the Indenture Trustee shall become the successor Servicer, the greater of (x) the product of one-twelfth of 0.06% and the Aggregate Loan Balance as of the first day of the related Due Period and (y) $1,500.00.

                    “Initial Cut-Off Date” shall mean the close of business on August 15, 2010.

                    “Initial Note Balance” shall mean with respect to the Class A-1 Notes and the Class A-2 Notes, $23,500,000 and $3,538,000, respectively.

                    “Initial Payment Date” shall mean the Payment Date occurring in October 2010.

                    “Initial Timeshare Loans” shall mean the Timeshare Loans listed on the Schedule of Timeshare Loans purchased by the Issuer and pledged to the Indenture Trustee on the Closing Date.

                    “Intended Tax Characterization” shall have the meaning specified in Section 4.2(b) of the Indenture.

                    “Interest Accrual Period” shall mean with respect to (i) any Payment Date other than the Initial Payment Date, the period from the 16th day of the second preceding calendar month to the 15th day of the preceding calendar month and (ii) the Initial Payment Date, the period from and including the Closing Date through September 15, 2010.

                    “Interest Distribution Amount” shall equal, for a Class of Notes on any Payment Date, the sum of (i) interest accrued during the related Interest Accrual Period at the Note Rate on the Outstanding Note Balance of such Class of Notes immediately prior to such Payment Date and (ii) the amount of unpaid Interest Distribution Amounts from prior Payment Dates for such Class of Notes, plus, to the extent permitted by applicable law, interest on such unpaid amount at the Note Rate. The Interest Distribution Amount shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                    “Issuer” shall mean BXG Legacy 2010 LLC, a limited liability company formed under the laws of the State of Delaware.

                    “Issuer LLC Agreement” shall mean the limited liability company agreement of the Issuer dated as of July 16, 2010.

                    “Issuer Order” shall mean a written order or request delivered to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer of the Issuer.

                    “Knowledge” shall mean (i) as to any natural Person, the actual awareness of the fact, event or circumstance at issue or receipt of notification by proper delivery of such fact, event or circumstance and (ii) as to any Person that is not a natural Person, the actual awareness of the fact, event or circumstance at issue by a Responsible Officer of such Person or receipt, by a Responsible Officer of such Person, of notification by proper delivery of such fact, event or circumstance.

                    “La Cabana Resort” shall mean the Resort located in Aruba known as the La Cabana Beach and Racquet Club.

                    “Lien” shall mean any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.

                    “Liquidation” means with respect to any Timeshare Loan, the sale or compulsory disposition of a Foreclosure Property, following foreclosure, termination or other enforcement action or the taking of a deed-in-lieu of foreclosure, to a Person other than the Servicer or an Affiliate thereof.

                    “Liquidation Expenses” shall mean, with respect to the Foreclosure Property related to a Defaulted Timeshare Loan, as of any date of determination, any reasonable out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Section 5.3(a)(xiii) in the Indenture, including, but not limited to, (i) any foreclosure, deed-in-lieu of foreclosure or termination and other repossession expenses incurred with respect to such Foreclosure Property, (ii) commissions and marketing and sales expenses incurred by the Servicer with respect to the remarketing of the related Foreclosure Property, (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of a Foreclosure Property (including any assessed and unpaid Association fees and real estate taxes) and (iv) the Remarketing Fee.

                    “Liquidation Proceeds” shall mean, with respect to the Liquidation of any Foreclosure Property related to a Defaulted Timeshare Loan, the amounts actually received by the Servicer in connection with such Liquidation.

                    “Loan Balance” shall mean, for any date of determination, with respect to a Timeshare Loan, the outstanding principal balance due under or in respect of such Timeshare Loan (including a Defaulted Timeshare Loan).

                    “Lockbox Account” shall mean the deposit account maintained at the Lockbox Bank pursuant to the Lockbox Agreement, which shall be a non-interest bearing account.

                    “Lockbox Agreement” shall mean the deposit account control agreement, dated as of August 1, 2010, by and among the Issuer, the Indenture Trustee and the Lockbox Bank.

                    “Lockbox Bank” shall mean Bank of America, N.A. and its permitted successors and assigns.

                    “Lockbox Fee” shall mean on each Payment Date, the fee payable by the Issuer to the Lockbox Bank in accordance with the Lockbox Agreement.

                    “Member” shall mean Bluegreen Corporation and its permitted successors and assigns.

                    “Misdirected Deposits” shall mean such payments that have been deposited to the Collection Account in error.

                    “Monthly Servicer Report” shall have the meaning specified in Section 5.5 of the Indenture.

                    “Moody’s” shall mean Moody’s Investors Service, Inc.

                    “Mortgage” shall mean, with respect to a Deeded Club Loan, any purchase money mortgage, deed of trust, purchase money deed of trust or mortgage deed creating a first lien on the related Timeshare Property to secure debt granted by the Club Trustee on behalf of an Obligor to the Club Originator with respect to the purchase of such Timeshare Property and/or the contribution of the same to the Club and otherwise encumbering the related Timeshare Property to secure payments or other obligations under such Timeshare Loan.

                    “Mortgage Note” shall mean, with respect to a Deeded Club Loan, the original, executed promissory note evidencing the indebtedness of an Obligor under a Deeded Club Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

                    “Net Liquidation Proceeds” shall mean with respect to a Liquidation, the positive difference between Liquidation Proceeds and Liquidation Expenses.

                    “Non-Bluegreen Club Resort” shall mean a Resort that is not a Bluegreen Club Resort.

                    “Note Owner” shall mean, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in accordance with the rules of such Depository).

                    “Note Rate” shall mean with respect to the Notes, a per annum rate equal to (i) for Payment Dates prior to the Optional Redemption Date, 12.00% and (ii) for Payment Dates on and after the Optional Redemption Date, 18.50%.

                    “Note Register” shall have the meaning specified in Section 2.4(a) of the Indenture.

                    “Note Registrar” shall have the meaning specified in Section 2.4(a) of the Indenture.

                    “Noteholder” shall mean any holder of a Note of any Class.

                    “Notes” shall mean collectively, the Class A-1 Notes and the Class A-2 Notes.

                    “Obligor” shall mean the related obligor under a Timeshare Loan.

                    “Obligor Information” shall have the meaning specified in Section 5.16 of the Indenture.

                     “Officer’s Certificate” shall mean a certificate executed by a Responsible Officer of the applicable party.

                    “Opinion of Counsel” shall mean a written opinion of counsel, in each case acceptable to the addressees thereof.

                    “Optional Redemption Date” shall mean the first date in which the Aggregate Outstanding Note Balance is less than or equal to 20% of the Aggregate Initial Note Balance.

                    “Original Club Loan” shall mean a timeshare loan for which the related obligor has elected to effect an Upgrade and an Originator has agreed to effect such Upgrade.

                    “Originator” shall mean either the Club Originator or the Aruba Originator.

                    “Outstanding” shall mean, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                    (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                    (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders of such Notes; and

                    (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture

Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Note Balance of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually has Knowledge are so owned shall be so disregarded.

                    “Outstanding Note Balance” shall mean as of any date of determination and Class of Notes, the Initial Note Balance of such Class of Notes less the sum of principal payments actually distributed to the Noteholders of such Class of Notes as of such date; provided, however, to the extent that for purposes of consents, approvals, voting or other similar act of the Noteholders under any of the Transaction Documents, “Outstanding Note Balance” shall exclude Notes which are held by Bluegreen or any Affiliate thereof.

                    “Owner Beneficiary” shall have the meaning specified in the Club Trust Agreement.

                    “Owner Beneficiary Agreement” shall mean the purchase agreement entered into by each Obligor and the Developer with respect to the Club Loans.

                    “Owner Beneficiary Rights” shall have the meaning specified in the Club Trust Agreement.

                    “Paying Agent” shall mean any Person authorized under the Indenture to make the distributions required under Sections 3.4 of the Indenture, which such Person initially shall be the Indenture Trustee.

                    “Payment Date” shall mean the 2nd day of each month, or, if such date is not a Business Day, then the next succeeding Business Day, commencing on the Initial Payment Date.

                    “Permitted Liens” shall mean (i) with respect to Timeshare Loans in the Trust Estate, (a) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable or such exceptions as may be set forth in any related lender’s title insurance policy or in any related lender’s title insurance commitment as of the Closing Date, (b) Liens in favor of the Seller and the Issuer created pursuant to the Transaction Documents, and (c) Liens in favor of the Issuer and the Indenture Trustee created pursuant to the Indenture; (ii) with respect to the related Timeshare Property, (a) materialmen’s, warehousemen’s, mechanic’s and other Liens arising by operation of law in the ordinary course of business for sums not due, (b) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, and (c) the Obligor’s interest in the Timeshare Property under the Timeshare Loan whether pursuant to the Club Trust Agreement or otherwise; and (iii) with respect to Timeshare Loans and Related Security in the Trust Estate, any and all rights of the Beneficiaries referred to in the Club Trust Agreement under such Club Trust Agreement.

                    “Person” means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority, or other entity of whatever nature.

                    “Placement Agent” shall mean BB&T Capital Markets, a division of Scott & Stringfellow, LLC.

                    “Placement Agreement” shall mean that certain private placement agency agreement dated August 31, 2010, between the Placement Agent, the Issuer and Bluegreen.

                    “Predecessor Servicer Work Product” shall have the meaning specified in Section 5.4(b) of the Indenture.

                    “Private Placement Memorandum” shall mean that certain Confidential Private Placement Memorandum, dated August 31, 2010 related to the Notes and the Transaction Documents.

                    “Qualified Purchaser” shall have the meaning ascribed to such term in the Investment Company Act of 1940, as amended.

                    “Qualified Substitute Timeshare Loan” shall mean a Timeshare Loan (i) that, when aggregated with other Qualified Substitute Timeshare Loans being substituted on such Transfer Date, has a Loan Balance, after application of all payments of principal due during or prior to the month of substitution, not in excess of the Loan Balance of the Timeshare Loan being substituted on the related Transfer Date, (ii) that complies, as of the related Transfer Date, with each of the representations and warranties contained in the Sale Agreement, including that such Qualified Substitute Timeshare Loan is an Eligible Timeshare Loan, (iii) that shall not cause the weighted average coupon rate of the Timeshare Loans to be less than 15.00% after such substitution, (iv) that shall not cause the weighted average months of age on the Timeshare Loans to be less than 24 months after such substitution, (v) that shall not cause the weighted average remaining term to maturity of the Timeshare Loans to be equal to or greater than 96 months, and (vi) that does not have a stated maturity later than September 2023.

                    “RCI” shall mean Resort Condominiums International, LLC (or one of its wholly owned subsidiaries).

                    “Receivables” shall mean the payments required to be made pursuant to a Timeshare Loan.

                    “Receivables Collateral” shall have the meaning specified in Section 3 of the Sale Agreement.

                    “Record Date” shall mean, with respect to any Payment Date, the close of business on the last day of the related Interest Accrual Period.

                    “Redemption Date” shall mean with respect to the redemption of the Notes on or after the Optional Redemption Date, the date fixed pursuant to Section 10.1 of the Indenture.

                    “Redemption Price” shall mean, with respect to each Class of Notes, the sum of the Outstanding Note Balance of such Class of Notes, together with interest accrued and unpaid thereon at the Note Rate up to and including the Redemption Date.

                    “Remarketing Fee” shall mean (i) if the Servicer is Bluegreen or an Affiliate of Bluegreen, an amount equal to the product of (a) the Rolling Remarketing Fee Percentage and (b) the Liquidation Proceeds generated in the prior month from the remarketing of Foreclosure Properties and (ii) if the Servicer is not Bluegreen or an Affiliate of Bluegreen, the actual commissions and actual marketing and sales expenses incurred with respect to the sale of the related Foreclosure Property.

                    “Related Security” shall mean with respect to any Timeshare Loan, (i) all of the Issuer’s interest in the Timeshare Property arising under or in connection with the related Mortgage, if any, and the related Owner Beneficiary Rights, Vacation Points and Timeshare Loan Files, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with any Mortgages, signed by the Club Trustee on behalf of an Obligor describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) any assignments of Mortgages and any financing statements, and (v) all other security and books, records and computer tapes relating to the foregoing.

                    “Repurchase Price” shall mean with respect to any Timeshare Loan, an amount equal to the Loan Balance of such Timeshare Loan as of the date of such purchase or repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related Timeshare Loan Rate to, but not including, the due date for such interest in the then current Due Period.

                    “Request for Release” shall be a request for release of Timeshare Loan Documents in the form required by the Custodial Agreement.

                    “Required Payments” shall mean for any Payment Date, the payments required to be distributed on such Payment Date pursuant to clauses (i) through (vi) of Section 3.4 of the Indenture.

                    “Reservation System”: shall mean the reservation system utilized by the Club and owned by the Club Managing Entity or the services contracted by the Club Managing Entity with a third party.

                    “Reserve Account” shall mean the account maintained by the Indenture Trustee pursuant to Section 3.2(b) of the Indenture.

                    “Reserve Account Initial Deposit” shall mean an amount equal to 1.00% of the aggregate Cut-Off Date Loan Balances of the Initial Timeshare Loans.

                    “Reserve Account Required Balance” shall equal, for each Payment Date, 1.00% of the aggregate Cut-Off Date Loan Balances of the Initial Timeshare Loans.

                    “Resort” shall mean, as the context shall require, the resort at which the Timeshare Property related to a Timeshare Loan is located.

                    “Resort Interests” shall have the meaning specified in the Club Trust Agreement.

                    “Responsible Officer” shall mean (i) when used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, respectively, including any Managing Director, Senior Vice President, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Assistant Treasurer, any trust officer or any other officer such Person customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; (ii) when used with respect to the initial Servicer, the Chief Financial Officer, a Senior Vice President, a Vice President, an Assistant Vice President, the Chief Accounting Officer or the Secretary of the Servicer; and (iii) with respect to any other Person, the chairman of the board, chief financial officer, the president, a vice president, the treasurer, an assistant treasurer, the secretary, an assistant secretary, the controller, general partner, trustee or the manager of such Person.

                     “Rolling Remarketing Fee Percentage” shall mean an amount equal to the average of the Selling and Marketing Expenses as a percentage of total Resorts sales as specified in Bluegreen’s Form 10-Q or 10-K, as applicable, over the last four quarters; provided, that if such quarter is a quarter ending on December 31, the Rolling Remarketing Fee Percentage will be based on the selling and marketing expenses for the most recent year, as specified in the Bluegreen’s Form 10-K.

                    “S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

                     “Sale Agreement” shall mean that certain sale agreement, dated as of August 1, 2010, among the Seller, Bluegreen and the Issuer pursuant to which the Seller sells Timeshare Loans, from time to time, to the Issuer.

                    “Sampler Loan” shall mean a loan originated by Bluegreen pursuant to the terms of a Sampler Program Agreement.

                    “Sampler Converted Loan” shall mean a Timeshare Loan, the Obligor of which, previously had a Sampler Loan and converted the same to a Timeshare Loan pursuant to the terms of a Sampler Program Agreement.

                    “Sampler Program Agreement” shall mean an agreement pursuant to which a purchaser thereunder obtains those certain benefits set forth therein which comprise the “Sampler Membership” and, subject to the terms and conditions thereof, has the opportunity to convert such Sampler Membership into full ownership in the Bluegreen Vacation Club multi-site timeshare plan.

                     “Schedule of Timeshare Loans” shall mean the list of Timeshare Loans delivered pursuant to the Sale Agreement, as amended from time to time to reflect repurchases, substitutions, and Qualified Substitute Timeshare Loans conveyed pursuant to the terms of the Sale Agreement and the Indenture, which list shall set forth the information with respect to each Timeshare Loan as of the related Cut-Off Date, as applicable, in numbered columns.

                    If the Schedule of Timeshare Loans is provided in electronic format, it shall be substantially in the form of Exhibit E to the Custodial Agreement (which, in any event, shall contain all the information specified above).

                    “Securities Act” shall mean the Securities Act of 1933, as amended.

                    “Seller” shall mean BXG Timeshare Trust I, a Delaware statutory trust.

                    “Servicer” shall mean Bluegreen in its capacity as servicer under the Indenture, the Backup Servicing Agreement, and the Custodial Agreement, and its permitted successors and assigns.

                    “Servicer Credit Card Processing Cost” shall have the meaning specified in Section 5.3(c) of the Indenture.

                    “Servicer Event of Default” shall have the meaning specified in Section 5.4 of the Indenture.

                    “Servicing Fee” shall mean for any Payment Date, the product of (i)(A) if Bluegreen or an Affiliate thereof is Servicer, one-twelfth of 2.00% and (B) if the Indenture Trustee is the successor Servicer, one-twelfth of 2.18%, and (ii) the aggregate Loan Balance of all Timeshare Loans owned by the Issuer as of the first day of the related Due Period; provided that if the Indenture Trustee is the successor Servicer, it shall, after payment of the Backup Servicing Fee, be entitled to a minimum monthly payment of $5,500.00.

                    “Servicing Officer” shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Indenture Trustee and the Noteholders from time to time.

                    “Servicing Standard” shall mean, with respect to the Servicer and the Backup Servicer a servicing standard which complies with applicable law, the terms of the Transaction Documents, the terms of the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary standard of prudent servicers of loans secured by timeshare interests similar to the Timeshare Properties, but in no event lower than the standards employed by it when servicing loans for its own account or other third parties, but, in any case, without regard for (i) any relationship that it or any of its Affiliates may have with the related

Obligor, and (ii) its right to receive compensation for its services under the Indenture or with respect to any particular transaction.

                    “Servicer Termination Costs” shall mean any extraordinary out-of-pocket expenses incurred by the Indenture Trustee associated with the transfer of servicing.

                    “Similar Law” shall mean the prohibited transaction rules under ERISA or Section 4975 of the Code or any substantially similar provision of federal, state or local law.

                    “Stated Maturity” shall mean the Payment Date occurring in September 2025.

                     “Subsequent Cut-Off Date” shall mean with respect to any Timeshare Loan sold or transferred to the Issuer pursuant to the Sale Agreement after the Initial Cut-Off Date, (i) the close of business on the last day of the Due Period immediately preceding such Transfer Date or (ii) such other date prior to the Transfer Date as designated by the Servicer.

                    “Substitution Shortfall Amount” shall mean with respect to any Transfer Date, an amount equal to the excess of the aggregate Loan Balances of the Defective Timeshare Loans over the aggregate Loan Balances of the Qualified Substitute Timeshare Loans to be substituted for such Defective Timeshare Loans.

                    “Timeshare Declaration” shall mean the declaration or other document recorded in the real estate records of the applicable municipality or government office where a Resort is located for the purpose of creating and governing the rights of owners of Timeshare Properties related thereto, as it may be in effect from time to time.

                    “Timeshare Loan” shall mean a Club Loan, Initial Timeshare Loan or a Qualified Substitute Timeshare Loan, subject to the Lien of the Indenture. As used in the Transaction Documents, the term “Timeshare Loan” shall include the related Mortgage Note, Mortgage, if any, the Owner Beneficiary Agreement and other Related Security contained in the related Timeshare Loan Documents.

                    “Timeshare Loan Acquisition Price” shall mean with respect to any Timeshare Loan, an amount equal to the Loan Balance of such Timeshare Loan plus all interest received up to and including the related Cut-Off Date.

                    “Timeshare Loan Documents” shall mean with respect to each Timeshare Loan and each Obligor, the related (i) Timeshare Loan Files, and (ii) Timeshare Loan Servicing Files.

                    “Timeshare Loan Files” shall mean, with respect to a Timeshare Loan, all documents related to such Timeshare Loan, including:

1.      with respect to a Club Loan (other than an Aruba Club Loan), the original Mortgage Note executed by the Obligor, endorsed either as (i) “Pay to the order of ________, without recourse, representation or warranty” (either directly on the Mortgage Note or on an allonge placed with such Mortgage Note), by an Authorized Officer of the Seller (such Authorized Officer’s signature may be computer generated), or (ii) a chain of endorsement substantially as follows: “Pay to the order of Bluegreen Timeshare Finance Corporation I, without recourse, representation or warranty”, “Pay to the order of BXG Timeshare Trust I, without recourse, representation or warranty”, “Pay to the order of BXG Legacy 2010, LLC without recourse, representation or warranty” and “Pay to the order of U.S. Bank National Association, as Indenture Trustee, without recourse, representation or warranty except as provided in the Indenture dated as of August 1, 2010” (either directly on the Mortgage Note or on an allonge placed with such Mortgage Note), by an Authorized Officer of the Seller and the Issuer (such Authorized Officer’s signature may be computer generated), respectively;

2.      with respect to a Club Loan (other than an Aruba Club Loan), (i) an original Mortgage with evidence that such Mortgage has been recorded in the appropriate recording office or (ii) if such Mortgage has not yet been returned to the Seller by such recording office, a copy of the unrecorded Mortgage that has been delivered to such recording office (with evidence that such Mortgage has been delivered to the appropriate recording office for recording);

3.      with respect to a Club Loan (other than an Aruba Club Loan), (i) original recorded Assignment(s) of Mortgage (which may be a part of a blanket assignment of more than one Club Loan in which case, a copy thereof, with the original blanket Assignments of Mortgage held by the Custodian in the related master pool header file), showing the assignment of such Club Loan from the record mortgagee to the Indenture Trustee, or (ii) if such Assignments of Mortgage have not yet been returned by the related recording office, a copy of the unrecorded Assignments of Mortgage that have been delivered to such recording office (which may be a part of a blanket assignment of more than one Club Loan), showing the assignment of such Club Loan from the record mortgagee to the Indenture Trustee (with evidence (a copy of (A) the Federal Express (or similar service) receipt and (B) the check made payable to the applicable recording office, being sufficient evidence) that such Assignments of Mortgage have been delivered to the appropriate recording office for recording), or (iii) if the related Mortgage has not yet been returned such that the related Assignment(s) of Mortgage can not yet be filed, (A) evidence that that such Mortgage has been delivered to the appropriate recording office for recordation (the evidence in paragraph 2 above being sufficient) and (B) Assignments of Mortgage in recordable form (other than the Mortgage recording information) duly executed by the last record holder of the Mortgage showing the assignment of such Club Loan from the record mortgagee to the Indenture Trustee; provided, however, that with respect to clauses (ii) and (iii) of this paragraph 3, photocopies held by the Custodian in the related investor file shall be sufficient.

4.      with respect to a Club Loan (other than an Aruba Club Loan), the UCC financing statement, if any, evidencing that the security interest granted under such Timeshare Loan, if any, has been perfected under applicable state law;

5.      with respect to a Club Loan (other than an Aruba Club Loan), (i) a copy of any recorded warranty deed transferring legal title to the related Timeshare Property to the Club Trustee, or (ii) if such recorded warranty deed has not yet been returned to the Seller, a copy of a warranty deed sent for recording;

6.      with respect to a Club Loan (other than an Aruba Club Loan), either (i) a final original lender’s title insurance policy (which may consist of one master policy referencing one or more Mortgages) showing no exceptions to coverage (other than Permitted Liens) or (ii) a binding unconditional commitment to issue a title insurance policy showing no exceptions to coverage (other than Permitted Liens) (which may be a master commitment referencing one or more Mortgages, the original master commitment to be held by the Custodian in the related master pool header file), in all cases referencing such Timeshare Loan and insuring Bluegreen Corporation and its successors and/or assigns;

7.      the original of any related assignment or guarantee or, if such original is unavailable, a copy thereof certified by an Authorized Officer of the Seller to be a true and correct copy, current and historical computerized data files;

8.      the original of any assumption agreement or any refinancing agreement;

9.      all related Owner Beneficiary Agreements, finance applications, sale and escrow documents executed and delivered by the related Obligor with respect to the purchase of a Timeshare Property;

10.    all other papers and records of whatever kind or description, whether developed or originated by an Originator or another Person, required to document, service or enforce a Timeshare Loan; and

11.    any related material additional amendments, supplements, extensions, modifications or waiver agreements.

                    “Timeshare Loan Rate” shall mean with respect to any Timeshare Loan, the coupon rate thereon specified in such Timeshare Loan.

                    “Timeshare Loan Servicing Files” shall mean with respect to each Timeshare Loan and each Obligor, the portion of the Timeshare Loan Files necessary for the Servicer to service such Timeshare Loan, including but not limited to (i) a copy of the truth-in-lending disclosure statement executed by such Obligor (other than with respect to Aruba Club Loans),

(ii) all writings pursuant to which such Timeshare Loan arises or which evidences such Timeshare Loan and not delivered to the Custodian, (iii) all papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans in accordance with the Servicing Standard and (iv) each Timeshare Program Consumer Document (not the original), if applicable, related to the applicable Timeshare Property.

                    “Timeshare Program” shall mean the program under which (i) an Obligor has purchased a Timeshare Property and (ii) an Obligor shares in the expenses associated with the operation and management of such program.

                    “Timeshare Program Consumer Documents” shall mean, as applicable, the Owner Beneficiary Agreement, Mortgage Note, the Mortgage and any rescission right notices, public offering statements and other documents and disclosures used or to be used by an Originator in connection with the sale of Timeshare Properties.

                    “Timeshare Program Governing Documents” shall mean the articles of organization or articles of incorporation of each Association, the rules and regulations of each Association, the Timeshare Program management contract between each Association and a management company, and any subsidy agreement by which an Originator is obligated to subsidize shortfalls in the budget of a Timeshare Program in lieu of paying assessments, as they may be from time to time in effect and all amendments, modifications and restatements of any of the foregoing.

                    “Timeshare Property” shall mean (i) with respect to a Deeded Club Loan, a fractional fee simple timeshare interest in a Unit in a Resort (or phase thereof) or an undivided interest in a Resort (or phase thereof) associated with a Unit and (ii) with respect to an Aruba Club Loan, the Co-op Shares related to such Aruba Club Loan.

                    “Transaction Documents” shall mean the Indenture, the Guaranty, the Sale Agreement, the Lockbox Agreement, the Backup Servicing Agreement, the Custodial Agreement, the Issuer LLC Agreement, the Placement Agreement and all other agreements, documents or instruments (other than the Timeshare Loan Documents) delivered in connection with the transactions contemplated thereby.

                     “Transfer Date” shall mean any date on which Bluegreen substitutes one or more Timeshare Loans in accordance with Section 4.4 of the Indenture.

                    “Treasury Regulations” shall mean the regulations, included proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                     “Trust Accounts” shall mean collectively, the Lockbox Account, the Collection Account, the Reserve Account and the Credit Card Account.

                    “Trust Estate” shall have the meaning specified in the Granting Clause of the Indenture.

                    “Trust Estate Liquidation Event” shall have the meaning specified in Section 6.6(a) of the Indenture.

                    “UCC” shall mean the Uniform Commercial Code as from time to time in affect in the applicable jurisdiction or jurisdictions.

                    “Unit”: shall mean an individual air-space condominium unit, cabin, villa, cottage, townhome or lot within a resort, together with all furniture, fixtures and furnishings therein, if applicable, and together with any and all interests in common elements appurtenant thereto, as provided in the related Timeshare Program Governing Documents.

                    “Upgrade” shall mean the process in which an obligor of an Original Club Loan elects to (a)(i) reconvey the existing Club Property for new Club Property (such new Club Property having a greater dollar value than the existing Club Property) and (ii) cancel the Original Club Loan in exchange for an Upgrade Club Loan secured by such new Club Property or (b)(i) acquires additional Club Property and (ii) cancels the Original Club Loan in exchange for an Upgrade Club Loan from the Club Originator secured by the existing Club Property and the additional Club Property.

                    “Upgrade Club Loan” shall mean the new timeshare loan originated by an Originator in connection with an Upgrade.

                    “Vacation Points” shall have the meaning specified in the Club Trust Agreement.